Finance Costs, Net - Components of Finance Costs, Net, Include Other Finance Costs (Income) (Detail) - USD ($) $ in Millions	3 Months Ended		6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Jun. 30, 2021	Jun. 30, 2020
Material income and expense [abstract]
Net (gains) losses due to changes in foreign currency exchange rates	$ (2)	$ 21	$ 4	$ (15)
Net gains on derivative instruments	0	(8)	0	(19)
Other finance (income) costs	$ (2)	$ 13	$ 4	$ (34)